UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________________________________________________________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: February 3, 2026
(Date of earliest event reported)
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RING ENERGY, INC.
(Exact name of registrant as specified in its charter)
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Nevada	001-36057	90-0406406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1725 Hughes Landing Blvd., Suite 900
The Woodlands, TX 77380
(Address of principal executive offices) (Zip Code)

(281) 397-3699
(Registrant’s telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	REI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2026, Ring Energy, Inc. (the “Company”) announced that the Board of Directors (the “Board”) of the Company appointed Sundip “Sonu” S. Johl as Executive Vice President, Chief Financial Officer and Treasurer of the Company, effective February 27, 2026.

Mr. Johl, age 49, brings more than 20 years of experience across upstream oil and gas investment banking, corporate finance, and strategic advisory roles, with deep expertise in mergers and acquisitions, capital markets, valuation, and financial strategy. From 2020 through January 2026, Mr. Johl was Managing Director, Co-Head of Energy Investment Banking, at Raymond James & Associates, Inc., where he advised public and private E&P companies doing business in the Permian Basin and other major U.S. onshore basins. From 2018 to 2020, Mr. Johl was Managing Director, Co-Head of E&P at UBS Investment Banking Global Energy Group. From 2009 to 2018, Mr. Johl was a Director at Citi Investment Banking Global Energy Group. He has a Bachelor of Science degree in Electrical Engineering from San Jose State University and a Master of Business Administration degree from the Darden Graduate School of Business Administration at the University of Virginia.

There are no family relationships between Mr. Johl and any of the Company’s directors or executive officers. Except as set forth below, there is no arrangement or understanding between Mr. Johl and any other persons pursuant to which Mr. Johl was appointed an officer of the Company. There are no related party transactions involving Mr. Johl that are reportable under Item 404(a) of Regulation S-K.

In connection with Mr. Johl’s appointment as Executive Vice President, Chief Financial Officer and Treasurer of the Company, the Company entered into an offer letter with Mr. Johl on January 29, 2026 (the “Offer Letter”).

The Offer Letter provides that he will (i) receive an annual base salary of $425,000; (ii) be eligible to participate in the Company’s annual incentive plan with a target incentive of 75% of his base salary (pro-rated for 2026); (iii) be eligible to participate in the Company’s long-term incentive plan beginning in 2027 with an anticipated target incentive of approximately $1.0 million; and (iv) be eligible to participate in the Company’s health and welfare benefit plans generally available to all employees of the Company.

In addition, in connection with Mr. Johl’s appointment, he will be designated as a Tier 2 Officer under the Company’s Change in Control and Severance Benefit Plan as such plan is described in the Company’s Definitive Proxy Statement filed on Schedule 14A with the Securities and Exchange Commission on April 11, 2025.

Further, in connection with the commencement of his employment, as a material inducement to his joining the Company, the Company will grant a restricted stock unit award (the “RSU Inducement Award”) and a performance stock unit (“PSUs”) award (the “PSU Inducement Award”) to Mr. Johl. The RSU Inducement Award will have a fair market value of approximately $400,000 and will vest in three equal annual installments, subject to Mr. Johl’s continued employment with the Company on the relevant vesting date. The PSU Inducement Award will have a target value of approximately $600,000 and will vest only upon the completion of a three-year performance period, subject to the continued employment of Mr. Johl with the Company through the vesting date. No PSUs will vest, and no shares will be issued, unless and until the three-year service requirement has been satisfied and the applicable performance thresholds have been achieved.

The foregoing description of the Offer Letter is qualified in its entirety by the terms of the Offer Letter, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 3, 2026, the Company issued a press release announcing the appointment of Mr. Johl. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Offer Letter between Ring Energy, Inc. and Sundip S. Johl dated January 29, 2026.
99.1	Press Release dated February 3, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RING ENERGY, INC.

Date:	February 3, 2026	By:	/s/ Paul D. McKinney
Paul D. McKinney
Chairman and Chief Executive Officer